                                                                    Exhibit 23.3


                        CONSENT OF PENNIE & EDMONDS LLP

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of CuraGen Corporation of the reference to us under the headings "Experts" appearing in CuraGen Corporation's Prospectus dated March 18, 1998 included in the CuraGen Corporation Registration Statement on Form S-1.

                                            /s/ Pennie & Edmonds LLP
                                            --------------------
                                            Pennie & Edmonds LLP

New York, New York
June 15, 1998